UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 14, 2005

MINRAD INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49635	870299034
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

847 Main Street, Buffalo, New York 14203
(Address of principal executive offices)

Registrant's telephone number, including area code:	716-855-1068

(Former name or former address, if changed since last report.)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement

        On November 14, 2005 Minrad, Inc. and John McNeirney, its Senior Vice President and Chief Technology Officer, entered into an amendment to Mr. McNeirney's employment agreement which extended the term of the agreement until December 31, 2006. Mr. McNeirney is also the Senior Vice President and Chief Technical Officer of Minrad International, Inc.

Item 9.01 Financial Statements and Exhibits

          (c)       Exhibits

                    10.1 Amendment to Employment Agreement between the Company and John McNeirney, dated November 14, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINRAD INTERNATIONAL, INC.
(Registrant)

	By:	/s/ WILLIAM H. BURNS, JR.
William H. Burns, Jr.
President and CEO
November 17, 2005

EXHIBIT INDEX
Exhibit Number	Description

10.1	Amendment to Employment Agreement between Minrad, Inc. and John McNeirney dated November 14, 2005.